Exhibit 99.3

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.,

as Purchaser,

and

PEOPLE’S CHOICE HOME LOAN, INC.,

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of July 1, 2006

FIXED AND ADJUSTABLE RATE MORTGAGE LOANS

TABLE OF CONTENTS

		Page
	ARTICLE I
	DEFINITIONS

Section 1.1	Definitions	1

	ARTICLE II
	SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1	Sale of Mortgage Loans	2
Section 2.2	Payment of Purchase Price for the Mortgage Loans	3

	ARTICLE III
	REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1	Representations and Warranties of the Seller	4
Section 3.2	The Purchaser’s Representations and Warranties	14

	ARTICLE IV
	SELLER’S COVENANTS
Section 4.1	Covenants of the Seller	15

	ARTICLE V
	LIMITATION ON LIABILITY OF THE SELLER

Section 5.1	Limitation on Liability of the Seller	16

	ARTICLE VI
	TERMINATION

Section 6.1	Termination	16
	ARTICLE VII
	MISCELLANEOUS PROVISIONS

Section 7.1	Amendment	16
Section 7.2	Governing Law	16
Section 7.3	Notices	16
Section 7.4	Severability of Provisions	17
Section 7.5	Relationship of Parties	17
Section 7.6	Counterparts	17
Section 7.7	Survival	17
Section 7.8	Further Agreements	17
Section 7.9	Intention of the Parties	17
Section 7.10	Successors and Assigns: Assignment of Purchase Agreement	18

EXHIBITS

Schedule I	-	Mortgage Loan Schedule

ii

This MORTGAGE LOAN PURCHASE AGREEMENT (this “Agreement”), dated as of July 1, 2006 (the “Cut-off Date”), is made among People’s Choice Home Loan, Inc. (the “Seller”) and People’s Choice Home Loan Securities Corp. (the “Purchaser”).

WHEREAS, the Seller owns the mortgage loans indicated on the Mortgage Loan Schedule attached as Schedule I hereto (the “Mortgage Loans”), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans;

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and that the Seller make certain representations and warranties and undertake certain obligations with respect to the Mortgage Loans;

WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), among the Purchaser, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association, as trustee (the “Trustee”), the Seller, EMC Mortgage Corporation, as servicer (the “Servicer), and People’s Choice Home Loan, Inc., as subservicer (the “Subservicer”), the Purchaser will convey the Mortgage Loans to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, a New York common law trust (the “Issuing Entity”); and

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Issuing Entity will issue and transfer to the Purchaser the People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1, Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 2A1, Class 2A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1, Class B2, Class C, Class P, Class R and Class RX Certificates (collectively, the “Certificates”), representing ownership interests in, among other things, the Mortgage Loans;

NOW, THEREFORE, inconsideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement. All other capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1 Sale of Mortgage Loans.

(a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over and otherwise convey to the Purchaser, on a servicing-released basis, without recourse but subject to the terms of this Agreement, (i) all of its right, title and interest in the Mortgage Loans, as of the Closing Date, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date, and all collections of interest and principal due after the Cut-off Date, (ii) the Seller’s interest in any insurance policies and (iii) all proceeds of the foregoing.

(b) In connection with any transfer pursuant to this Section 2.1, the Seller agrees (i) to cause the books and records of the Seller to indicate that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (ii) to deliver to the Purchaser the Mortgage Loan Schedule, which is attached as Schedule I hereto and incorporated herein by this reference.

(c) In connection with such conveyances by the Seller, the Seller shall, on behalf of the Purchaser, deliver to and deposit with Wells Fargo Bank, N.A., as custodian for the Trustee, on or before the Closing Date, the documents or instruments set forth on Schedule B to the Custodial Agreement with respect to each Mortgage Loan.

With respect to non-MERS Mortgage Loans, the Seller need not cause to be recorded any Assignment in any jurisdiction under the laws of which the recordation of such Assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan; provided, however, that each Assignment shall be submitted for recording by the Seller, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing at least 25% of the Certificate Principal Balance, (ii) the occurrence of a Master Servicer Event of Default or Event of Default under the Pooling and Servicing Agreement, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, or (iv) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Upon receipt of written notice from the Trustee that recording of the Assignments is required pursuant to one or more of the conditions set forth in the preceding sentence, the Seller shall be required to deliver such Assignments for recording, promptly and in any event within 30 days following receipt of such notice. While such Assignment to be recorded is being recorded, the Trustee shall retain a photocopy of such Assignment. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, certified by the public recording office to be a true and complete copy of the recorded original thereof.

If a defect in any Mortgage File is discovered that materially and adversely affects the value of the related Mortgage Loan or the interests of the Trustee or the Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Trustee has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded Assignment if the Seller has submitted such Assignment for recording pursuant to the terms of this subsection (c)), the Seller shall either (i) purchase such Mortgage Loan from the Trust, at the Purchase Price, within 90 days after the date on which the Seller was notified of such defect, (ii) cure such defect or (iii) substitute a Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section 3.1 hereof for substitutions.

The Seller shall exercise its best reasonable efforts to deliver or cause to be delivered to the Custodian, on behalf of the Trustee, within 120 days of the Closing Date, with respect to the Mortgage Loans, the original or a photocopy of the title insurance policy with respect to each such Mortgage Loan assigned to the Purchaser pursuant to this Section 2.1.

The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.1.

(d) The parties hereto intend that the transaction set forth herein constitutes a sale by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans, on a servicing-released basis, and other property as and to the extent described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller’s obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including, without limitation, the filing of all necessary UCC-1 financing statements filed in the State of Wyoming (which shall have been submitted for filing as of the Closing Date with respect to the aggregate Stated Principal Balance of the Mortgage Loans), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser’s interests in each Mortgage Loan and the proceeds thereof.

Section 2.2 Payment of Purchase Price for the Mortgage Loans.

(a) The purchase price for the Mortgage Loans shall be the sum of $[            ].

(b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller, on the Closing Date, by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a).

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1 Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified), that:

(a) with respect to the Seller:

(i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming;

(ii) the Seller has full corporate power to own its property, carry on its business as presently conducted and enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller, and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults that would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or Assignments not yet completed;

(v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi) there are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that, in the judgment of the Seller, if determined adversely to the Seller, would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and

the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

(b) with respect to the Mortgage Loans:

(i) as of the Cut-off Date, the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

(ii) immediately prior to the transfer to the Purchaser, the Seller had good title to and is the sole owner of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, pledges, charges or security interests of any nature; the related Mortgage Note and the Mortgage were not subject to any pledge or Assignment that has not been released; and the Seller has full legal authority to sell and assign the Mortgage Loans pursuant to this Agreement;

(iii) no default, release or waiver exists under the Mortgage Documents, and no modifications to the Mortgage Documents have been made that have not been disclosed;

(iv) there is no monetary default existing under any Mortgage or the related Mortgage Note; neither the Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration with respect thereto; and no foreclosure action is threatened or has been commenced with respect to such Mortgage Loan;

(v) each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Seller and its affiliates. The Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

(vi) no selection procedures reasonably believed by the Seller to be adverse to the interest of the Trustee or the Certificateholders have been used in selecting the Mortgage Loans;

(vii) each Mortgage is a valid and enforceable first lien or second lien on the Mortgaged Property securing the related Mortgage Note, and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold, subject only to (A) the lien of nondelinquent current real property taxes and assessments, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan, and (C) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(viii) there is no mechanics’ lien or claim for work, labor or material affecting the premises subject to any Mortgage that is or may be a lien prior to or equal with the lien of such Mortgage except those that are fully insured against by a title insurance policy included in the Mortgage File;

(ix) there is no delinquent tax or assessment lien against the Mortgaged Property subject to any Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(x) there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(xi) except to the extent insurance is in place that will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair, and there is no proceeding pending or, to the best of Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property;

(xii) neither any improvement located on or being part of the Mortgaged Property, nor the Mortgaged Property itself, is in violation of any applicable zoning law or regulation or subdivision law or ordinance;

(xiii) each Mortgage Loan has been serviced since origination in accordance with the servicing standard set forth in Section 3.01 of the Pooling and Servicing Agreement and in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

(xiv) the terms of the Mortgage Note or Mortgage have not been impaired, altered or modified in any material respect, except that a Mortgage Loan may have been modified by a written instrument that has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan and that has been delivered to the Trustee;

(xv) a lender’s policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first lien priority of the Mortgage Loan subject to the standard exceptions set forth therein, together with a condominium endorsement and extended coverage endorsement, if applicable, and an 8.1 ALTA environmental endorsement or equivalent endorsement in an amount at least equal to the original principal balance of each such Mortgage Loan or a commitment binder, commitment to issue the same or preliminary policy affirmatively insuring ingress and egress and insuring against encroachments by or upon the Mortgaged Property on the standard ALTA form, was effective on the date of the origination of each Mortgage Loan, and each such policy is valid and remains in full force and effect;

(xvi) at the time of origination, each Mortgaged Property was the subject of an appraisal on Form 1004 or Form 2055 with an interior inspection that conformed to the underwriting requirements of the originator of the Mortgage Loan;

(xvii) if, for any Mortgage Loan, the related Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy, in a form meeting the requirements of the current guidelines of the Flood Insurance Administration, is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of coverage that is available under federal law; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(xviii) the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy that provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan, but in no event an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder;

(xix) as of the Cut-off Date, no borrower with respect to a Mortgage Loan has failed to make a payment within 30 days of such payment’s due date, nor has such failure occurred with respect to any Mortgage Loan since such loan was originated;

(xx) the information set forth under the caption “The Mortgage Pool—General” and “—Mortgage Loan Characteristics” in the Prospectus Supplement is true and correct in all material respects;

(xxi) with respect to each Mortgage Loan secured by a leasehold estate:

(A) the leasehold created by direct lease of the freehold estate, the ground lease or memorandum thereof has been recorded, and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protections necessary to protect the security of a leasehold mortgagee, including the right of the leasehold mortgagee to receive notice of the lessee’s default under the ground lease; the right of the leasehold mortgagee, with adequate time, to cure such default; and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

(B) the ground lease was in effect at the origination of the Mortgage Loan, and is in full force and effect without any outstanding defaults, and was and is not subject to liens and encumbrances;

(C) the ground lease has an original term that extends not less than five years beyond the term of the Mortgage; and

(D) the fee estate of the lessor under the ground lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub tenants, and the fee mortgage is subject to the ground lease;

(xxii) each of the Mortgage and the Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxiii) the Mortgagor has not notified the Seller of, and the Seller has no knowledge of, any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended;

(xxiv) none of the Mortgage Loans are reverse mortgage loans, graduated payment mortgage loans or growth equity mortgage loans; none of the Mortgage Loans provide for deferred interest or negative amortization; and none of the Mortgage Loans are “buy down” mortgage loans;

(xxv) the terms of the related Mortgage Note and the related Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (A) if required by law in the jurisdiction where the Mortgaged Property is located or (B) to protect the interests of the Trustee on behalf of the Certificateholders;

(xxvi) each Mortgage Loan was originated by (A) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority or (B) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended, in each case within the meaning of Section 3(a)(41)(A)(ii) of the Exchange Act;

(xxvii) the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

(xxviii) with respect to each Mortgage Loan, either (A) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note or (B) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxix) each Mortgage Loan complies with applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act, disclosure laws and all applicable predatory and abusive lending laws and consummation of the transactions contemplated hereby, including, without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws or regulations;

(xxx) no Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994;

(xxxi) there is no Mortgage Loan that was originated on or after October 1, 2002, and before March 7, 2003, which is secured by Mortgaged Property located in the State of Georgia, and there is no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(xxxii) no Mortgage Loan is a “high cost home,” “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” or “predatory” loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(xxxiii) with respect to each Group 2 Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan;

(xxxiv) with respect to any Group 2 Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(xxxv) each Group 2 Loan had a principal balance at origination that was less than or equal to the “Conforming Balance”1;

[1]	As of January 1, 2006, the Conforming Balance for first-lien mortgage loans secured by a single family property is $417,000 for all mortgage loans other than those originated in Alaska and Hawaii, for which it is $625,500. For first-lien mortgage loans secured by two-, three- and four-family properties, the Conforming Balance is $533,850, $645,300 or $801,950, respectively, or $800,775, $967,950 and $1,202,925, respectively, if the property is located in Alaska or Hawaii. The Conforming Balance for second-lien mortgage loans is half of the conforming balance for first-lien mortgage loans secured by a single-family property, regardless of whether the second-lien mortgage loan is secured by a single-, two-, three- or four-family property.

(xxxvi) with respect to any second-lien Group 2 Loan:

(A) such lien is on a one- to four-family residence that is the principal residence of the borrower;

(B) none has an original principal balance that exceeds one-half of the one-unit limitation for first-lien mortgage loans, or $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units; and

(C) the original principal balance of the first-lien mortgage loan plus the original principal balance of any subordinate-lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type (as set out in the table above);

(xxxvii) each Group 2 Loan, at the time it was made, complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws;

(xxxviii) there is no Group 2 Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no Group 2 Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(xxxix) there is no Group 2 Loan that was originated on or after January 1, 2005, which is a “high cost home loan” as defined under the Indiana Home Loan Practices Act (I.C. 24-9);

(xl) with respect to each Group 2 Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the mortgage loan;

(xli) no Group 2 Loan is “seasoned”2;

(xlii) with respect to any Group 2 Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (A) the mortgage loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty; (B) the mortgage loan’s originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the

[2]	A “seasoned” Mortgage Loan is one for which the Mortgage Note is dated more than one year prior to the date of issuance of the Certificates.

option of obtaining a mortgage loan that did not require payment of such a penalty; (C) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (D) no subprime loan originated on or after October 1, 2002, will provide for prepayment penalties for a term in excess of three years and any loans originated prior to such date, and any non-subprime loans, will not provide for prepayment penalties for a term in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (E) such prepayment penalty shall not be imposed in any instance where the mortgage loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the mortgage loan or state or federal law might permit the imposition of such penalty;

(xliii) the servicer for each Group 2 Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

(xliv) the servicer for each Group 2 Loan will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

(xlv) with respect to each Group 2 Loan, the borrower was not encouraged or required to select a mortgage loan product offered by the mortgage loan’s originator that is a higher-cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan’s requirements and the borrower’s credit history, income, assets and liabilities. For a borrower who seeks financing through a mortgage loan originator’s higher-priced subprime lending channel, the borrower should be directed towards or offered the mortgage loan originator’s standard mortgage line if the borrower is able to qualify for one of the standard products;

(xlvi) the methodology used in underwriting the extension of credit for each Group 2 Loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the mortgage loan’s originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan;

(xlvii) no borrower under a Group 2 Loan was charged “points and fees” in an amount greater than (A) $1,000 or (B) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

(xlviii) with respect to any Group 2 Loan originated on or after August 1, 2004, and underlying the Security, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(xlix) no manufactured housing units underlie the Certificates;

(l) the information set forth in the Mortgage Loan Schedule with respect to the Prepayment Charges is true and correct in all material respects, and each Prepayment Charge is enforceable and was originated in compliance with all applicable federal, state, and local laws;

(li) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which is now Version 5.6(b), Appendix E), and there is no mortgage loan in the trust that was originated on or after January 1, 2005, which is a “high cost home loan” as defined under the Indiana Home Loan Practices Act (I.C. 24-9); and

(lii) Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treasury Regulation Section 1.860G-2.

With respect to the representations and warranties set forth in this Section 3.1 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee for the benefit of the Trustee and the Certificateholders then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale of the Mortgage Loans from the Seller to the Purchaser and shall inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.

Upon discovery by the Seller or upon notice from the Purchaser, the Trustee, the Issuing Entity, the Owner Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above, which materially and adversely affects the interest of the Trustee or the Certificateholders in any Mortgage Loan, the Seller shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan and can be cured by the removal of that Mortgage Loan from the Trust, either (A) repurchase such Mortgage Loan from the Trust at the Repurchase Price or (B) substitute one or more Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth herein.

Upon discovery or receipt of notice by the Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in clause (b) above, which breach materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. However, any breach with respect to a Mortgage Loan and representations relating specifically and exclusively to Group 2 Loans will be deemed to affect, materially and adversely, the interest of the Trustee or the Certificateholders in the related Mortgage Loan. In the case of any such breach of a representation or warranty set forth in clause (b) above, the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust at the Purchase Price; and provided that (A) in the case of a breach of the representation and warranty concerning the Mortgage Loan Schedule contained in clause (b)(i), if such breach relates to any field on the Mortgage Loan Schedule that identifies any Prepayment Charge or (B) in the case of a breach of representation (xl), then, in each case, in lieu of purchasing such Mortgage Loan from the Trust at the Purchase Price, the Seller shall pay the amount of the Prepayment Charge (net of any amount previously collected by or paid to the Trust in respect of such Prepayment Charge), and the Seller shall have no obligation to repurchase (or, as detailed below, substitute for) such Mortgage Loan. However, subject to the approval of the Purchaser, the Seller shall have the option to substitute a Substitute Mortgage Loan or Loans for such Mortgage Loan, if such substitution occurs within two years following the Closing Date. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.1 was the representation set forth in clause (xxix) or (xxx) of this Section 3.1(b), then the Seller shall pay to the Trust, concurrently with and in addition to the remedies provided in the third preceding sentence, an amount equal to any liability, penalty or the expense that was actually incurred and paid out of or on behalf of the Trust and that directly resulted from such breach or, if incurred and paid by the Trust thereafter, concurrently with such payment. The obligations of the Seller to cure, purchase or substitute a Substitute Mortgage Loan and to pay the amount referred to in the immediately preceding sentence shall constitute the Purchaser’s, the Trustee’s and the Certificateholders’ sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

In the event that the Seller elects to substitute a Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 3.1(b), the Seller shall deliver to the Custodian, with respect to such Substitute Mortgage Loan or Loans, the original Mortgage Note, the

Mortgage, an Assignment in recordable form, and such other documents and agreements as are required by Section 2.1, with the Mortgage Note endorsed as required by Section 2.1, unless such Mortgage Loan is registered on the MERS® System. No substitution will be made after the Determination Date in any calendar month. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer, the Servicer or the Subservicer, will be remitted by such Person to the Seller on the next succeeding Distribution Date. After the month of substitution, the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, (i) the Mortgage Loan Schedule shall be amended to reflect the addition of the Qualified Substituted Mortgage Loan or Loans, (ii) the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and (iii) the Seller shall be deemed to have made, as of the date of substitution, the non-statistical representations and warranties with respect to the Substitute Mortgage Loan contained in Section 3.1(b).

In connection with the substitution of one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Securities Administrator will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans, as of the date of substitution, is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Securities Administrator, on the day of substitution, for immediate deposit into the Payment Account, the amount of such shortfall, without any reimbursement therefor. The costs of any substitution as described above, including any related Assignments, opinions or other documentation in connection therewith, shall be borne by the Seller.

Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in clause (b) above shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a Substitute Mortgage Loan pursuant to the terms hereof.

Section 3.2 The Purchaser’s Representations and Warranties.

The Purchaser hereby represents and warrants to the Seller as of the Closing Date (or if otherwise specified below, as of the date so specified) that:

(a) the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults that would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or Assignments not yet completed;

(e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(f) except as previously disclosed to the Purchaser in the Prospectus Supplement, there are no actions, suits or proceedings pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that, in the judgment of the Purchaser, if determined adversely to the Purchaser, would reasonably be expected to materially and adversely affect the Purchaser’s ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

ARTICLE IV

SELLER’S COVENANTS

Section 4.1 Covenants of the Seller.

The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, on behalf of the Trust, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

ARTICLE V

LIMITATION ON LIABILITY OF THE SELLER

Section 5.1 Limitation on Liability of the Seller.

None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Trust, the Trustee or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VI

TERMINATION

Section 6.1 Termination.

The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 Amendment.

This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

Section 7.2 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, with out regard to conflicts of laws provisions thereof except § 5-1401 of the New York General Obligation Law and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.3 Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(a)	if to the Seller:

People’s Choice Home Loan, Inc.

7515 Irvine Center Drive

Irvine, California 92618

Attention: General Counsel

or such other address as may hereafter be furnished to the Purchaser by the Seller.

(b)	if to the Purchaser:

People’s Choice Home Loan Securities Corp.

7515 Irvine Center Drive

Irvine, California 92618

Attention: General Counsel

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 7.4 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.5 Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as independent contractor and not as agent for the Purchaser.

Section 7.6 Counterparts.

This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.

Section 7.7 Survival.

The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

Section 7.8 Further Agreements.

The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Certificates to be issued and rated in the respective categories specified in the Prospectus by each of the Rating Agencies, with the Certificates to be offered pursuant to the Purchaser’s shelf registration statement, and each party will cooperate with the other in connection therewith.

Section 7.9 Intention of the Parties.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans on a servicing-released basis, rather than the Purchaser’s making a loan to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat this transaction, with respect to the Mortgage Loans, for federal income tax purposes, as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans on a servicing-released basis. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans that will affect the federal income tax consequences of owning the Mortgage Loans, and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 7.10 Successors and Assigns: Assignment of Purchase Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of assigning the Mortgage Loans to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee, on behalf of the Trust, of all of the Purchaser’s rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Purchaser. Such enforcement of a right or remedy by the Trustee, on behalf of the Trust, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP., as Purchaser

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Treasurer, CFO and CAO

PEOPLE’S CHOICE HOME LOAN, INC., as Seller

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Executive Vice President

By:	/s/ Irwin Gubman
Name:	Irwin Gubman
Title:	Secretary and General Counsel

EXHIBIT I

MORTGAGE LOAN SCHEDULE

[Provided Upon Request]